UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Box, Inc.

(Name of Registrant as Specified In Its Charter)

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On August 11, 2021, Box, Inc. (the “Company”) distributed a letter to stockholders in connection with the Company’s 2021 annual meeting of stockholders. A copy of the letter can be found below.

Vote Today! Protect the Long-Term Value of Your Investment in Box

The Box Board of Directors is singularly focused on enhancing value for all stockholders. As recent results demonstrate, our strategy is working, and the company is in the strongest financial position in its history. With strong underlying business fundamentals and the right plan in place, the company is accelerating revenue growth and continuing to improve operating margin to drive stockholder value.

Each of Box’s three director nominees — Dana Evan, Peter Leav and Aaron Levie — have played essential roles in designing and overseeing Box’s strategy and have the expertise needed to continue to drive the company forward. Combined, our nominees bring nearly seven decades of SaaS and enterprise software experience and have led multiple company sale transactions totaling tens of billions of dollars1, maximizing stockholder value.

   Powerful track record of maximizing stockholder value in director roles, including, among others, in her role as Lead Independent Director of Proofpoint, which recently announced an agreement to be acquired for $12.3 billion[2], the largest ever software buyout, as well as Fusion-io in its sale to SanDisk Corporation

   Former director at Omniture, which was acquired by Adobe

   Significant experience investing in and serving on Boards of SaaS-based technology and internet companies, including Domo, Farfetch, and Momentive (formerly Survey Monkey)

   2019 National Association of Corporate Directors ‘Director of the Year’

   More than two decades of executive leadership expertise

   History of value maximizing transactions, including sale of BMC, which was acquired by KKR, and Polycom, acquired for $2.0 billion in cash

   Valuable experience in global go-to-market strategy and operations

   Successfully scaled and led multiple multi-billion dollar SaaS and enterprise software businesses, with strong track record of translating innovation to profitable growth

   Significant experience as public company Board member, including at BMC, HD Supply, McAfee, Proofpoint and Polycom

   Pioneer of the content management industry for the cloud era and critical to the continued execution and momentum underway at Box

   Driving force behind essential customer and partner relationships across the Fortune 500 and is the direct sponsor of key partners including Microsoft, Google, IBM, Salesforce, Adobe, Zoom and Slack, among many others

   Under his leadership, Box has reached over 100,000 customers globally, developed a disruptive and highly differentiated product, built a robust partnership ecosystem, and is successfully executing a clearly defined strategy to drive profitable growth

The Box Board has been unwavering in its commitment to act in the best interest of all stockholders. Protect the value of your investment and vote the BLUE proxy card today “FOR ALL” of Box’s director nominees.

YOUR VOTE IS IMPORTANT!

Simply follow the easy instructions on the enclosed BLUE proxy card to vote by telephone, by internet or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. If you received this letter by email, you may also vote by pressing the BLUE “VOTE NOW” button in the accompanying email. Finally, if you are voting through your brokerage firm’s website, please be careful to vote using the “Management” option rather than “Opposition.”

Remember – please do not vote using any White proxy card materials provided on behalf of Starboard – even as a “protest vote.” Any vote using the White proxy card will revoke your prior vote on a BLUE proxy card, and only your latest-dated proxy counts.

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies,

INNISFREE M&A INCORPORATED, AT:

1 (877) 750-8233 (toll-free from the U.S. and Canada)

or

+1 (412) 232-3651 (from other locations)

Forward-Looking Statements

This communication contains forward-looking statements that involve risks, uncertainties, and assumptions, including our statement that Box is accelerating its revenue growth and continuing to improve its operating margin. There are a significant number of factors that could cause actual results to differ materially from this statement, including: (1) adverse changes in general economic or market conditions, including those caused by the COVID-19 pandemic; (2) delays or reductions in information technology spending; (3) factors related to Box’s highly competitive market, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by Box’s current or future competitors; (4) the development of the cloud content management market; (5) the risk that Box’s customers do not renew their subscriptions, expand their use of Box’s services, or adopt new products offered by Box on a timely basis, or at all; (6) Box’s ability to provide timely and successful enhancements, integrations, new features and modifications to its platform and services; (7) actual or perceived security vulnerabilities in Box’s services or any breaches of Box’s security controls; (8) Box’s ability to realize the expected benefits of its third-party partnerships; (9) the potential impact of shareholder activism on Box’s business and operations; and (10) Box’s ability to successfully integrate acquired businesses and achieve the expected benefits from those acquisitions. Additional information on potential factors that could affect Box’s financial results is included the Quarterly Report on Form 10-Q filed for the fiscal quarter ended April 30, 2021. This document is available on the SEC Filings section of Box’s Investor Relations website located at www.box.com/investors.

Important Additional Information and Where to Find It

Box has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”), an accompanying BLUE proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from Box stockholders for Box’s 2021 annual meeting of stockholders. BOX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ BOX’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the Proxy Statement, an accompanying BLUE proxy card, any amendments or supplements to the Proxy Statement and other documents that Box files with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the “Financial Information” section of Box’s Investor Relations website at www.boxinvestorrelations.com or by contacting Box’s Investor Relations department at ir@box.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

1 Total enterprise value of transactions where Evan and Leav were on boards of directors

2 Transaction announced on April 26, 2021 and expected to close in third quarter 2021